SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                     _________________________

                             FORM 8-K

                          CURRENT REPORT



         Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934

                     _________________________


                          MARCH 31, 2001
         Date of Report (date of earliest event reported)


                       PLASTICS MFG. COMPANY

  (Exact name of registrant as specified in its charter)



     WISCONSIN              0333-92019            39-1867101
     (State or other     (Commission File         (IRS Employer
     jurisdiction of          Number)             Identification
     incorporation or                             Number)
     organization)

                    W190 N11701 MOLDMAKERS WAY
                 GERMANTOWN, WISCONSIN 53022-8214
   (Address of principal executive offices, including zip code)

                          (262) 255-5790
       (Registrant's telephone number, including area code)

                          NOT APPLICABLE
   (Former name or former address, if changed since last report)

 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On March 31, 2001, we acquired PCI Consulting & Leasing, Inc., a Wisconsin corporation ("PCI"), in a share exchange pursuant to which PCI became our wholly-owned subsidiary. We issued 16,800 shares of our common stock in the share exchange at an exchange a ratio of 168 to 1.

     PCI has been a principal source of lease financing for us and also leases equipment to other members of the MGS group of companies. Mark G.

 Sellers, Chairman of the Board and CEO of the company, and Scott W. Scampini, Executive Vice President and a director of the company, owned 50% and 25%, respectively, of the outstanding common stock of PCI. The issuance of our stock in the transaction had no material effect on the number of shares beneficially owned by either Mr. Sellers or Mr. Scampini. Following the consummation of the transaction, Mr. Sellers' beneficial ownership of our common stock decreased to 82.98% from 83.05% and Mr. Scampini's beneficial ownership of our common stock increased to 1.97% from 1.87%.

     A copy of the Plan of Share Exchange is attached as Exhibit 2.1 and is incorporated herein by this reference.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          PCI balance sheets as of December 31, 2000 and 1999 and the related statements of operations and retained earnings and statements of cash flows for each of the years in the three-year period ended December 31, 2000 are filed herewith as Exhibit 99.1.

      (B) PRO FORMA FINANCIAL INFORMATION.

          It is not practical for us to provide at this time the pro forma financial information required by this item. Such financial statements are expected to be filed by a Form 8-K no later than May 1, 2001.

      (C) EXHIBITS.

  2.1 Plan of Share Exchange, dated as of March 29, 2001, by and among Plastics Mfg. Company and PCI Consulting & Leasing, Inc.

 23.1 Consent of Wolf & Company - Milwaukee, S.C.
                                 -1-
 99.1 PCI Consulting & Leasing, Inc. audited financial statements as of December 31, 2000, and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000.


                            SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PLASTICS MFG. COMPANY



 Date:  April 3, 2001              By:  SCOTT W. SCAMPINI

                                        Scott W. Scampini
                                        Senior Vice President Finance

                           EXHIBIT INDEX
                                TO
                             FORM 8-K
                                OF
                       PLASTICS MFG. COMPANY
                       DATED MARCH 31, 2001
           Pursuant to Section 102(d) of Regulation S-T
                      (17 C.F.R. <section>232.102(d))



 EXHIBIT         DESCRIPTION

  2.1 Plan of Share Exchange, dated as of March 29, 2001, by and among Plastics Mfg. Company and PCI Consulting & Leasing, Inc.

 23.1            Consent of Wolf & Company - Milwaukee, S.C.

 99.1 PCI Consulting & Leasing, Inc. audited financial statements as of December 31, 2000, and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000.
                                 -3-